                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                             ____________________



                                   FORM 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of Earliest Event Reported):        August 1, 2001
                                                   --------------------



                               LEGG MASON, INC.
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            (Exact Name of Registrant as Specified in its Charter)


         Maryland                   1-8529                52-1200960
------------------------------    -----------        ------------------
(State or Other Jurisdiction      (Commission             (IRS Employer
     of Incorporation)              File No.)             Identification No.)


100 Light Street, Baltimore, Maryland                          21202
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(Address of Principal Executive Office)                     (Zip Code)



Registrant's Telephone Number, Including Area Code:    (410) 539-0000
                                                     ----------------


                                Not Applicable
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)
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Item 2.   Acquisition or Disposition of Assets
          ------------------------------------

          On August 1, 2001, the Registrant acquired all of the ownership interests in Private Capital Management, L.P. and certain affiliated entities ("PCM") pursuant to a Purchase Agreement, dated as of May 29, 2001 (the "Purchase Agreement"). PCM is a leading high net worth manager based in Naples, Florida. The ownership interests in PCM were acquired from its co-founder, Miles Collier, and its two operating principals: Bruce S. Sherman, who co-founded the company with Mr. Collier in 1985 and serves as PCM's chairman and chief executive officer, and Gregg J. Powers, president. The Registrant generally intends to continue PCM's operations as they were conducted prior to the acquisition.

          The aggregate consideration paid by the Registrant was $682 million in cash. The Registrant also incurred acquisition costs of approximately $1 million. In addition, the Purchase Agreement provides for the payment of two contingent cash payments after the third and fifth anniversaries of the closing based on PCM's revenue growth. The aggregate transaction price payable by the Registrant is capped at $1.382 billion. The amount of consideration paid was determined by the Registrant as a result of negotiations between the Registrant and the sellers, taking into consideration, among other things, the revenue, profitability and growth rates of PCM.

          The Registrant used funds from the following sources in making the initial payment for PCM: the proceeds of the issuance of the Registrant's Liquid Yield Option Notes due 2031 on June 6, 2001; the proceeds of the issuance of the Registrant's 6 3/4% Senior Notes due 2008 on July 2, 2001; and the Registrant's available cash.

          The foregoing summary is qualified by reference to the full text of the Purchase Agreement, which is included as an exhibit hereto and is incorporated herein by reference.

Item 7.   Financial Statements and Exhibits
          ---------------------------------

          (a)  Financial statements of businesses acquired.

               (i) Audited Combined Financial Statements of Private Capital Management, Inc. and Affiliates (A Carve-Out Entity), as of and for the six months ended June 29, 2000, incorporated herein by reference to Exhibit 99.1

               (ii) Audited Combined Financial Statements of Private Capital Management, L.P. and Affiliates (A Carve-Out Entity), as of and for the six months ended December 31, 2000, incorporated herein by reference to Exhibit 99.2

               (iii) Audited Financial Statements of Carnes Capital Corporation,
                     as of and for the year ended December 31, 2000, incorporated herein by reference to Exhibit 99.3

               (iv) Unaudited Combined Financial Statements of Private Capital Management, L.P. and Affiliates (A Carve-Out Entity) as of and for the six months ended June 30, 2001, incorporated herein by reference to Exhibit 99.4

               (v) Unaudited Consolidated Financial Statements of Carnes Capital Corporation and Subsidiary as of and for the six months ended June 30, 2001, incorporated herein by reference to Exhibit 99.5
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          (b)  Pro forma combined financial information. The following pro forma combined financial information is incorporated herein by reference to Exhibit 99.6

               (i)   Unaudited Pro Forma Combined Balance Sheet as of June 30,
                     2001

               (ii) Unaudited Pro Forma Combined Statement of Earnings for the year ended March 31, 2001

               (iii) Unaudited Pro Forma Combined Statement of Earnings for the
                     three months ended June 30, 2001

               (iv)  Notes to the Unaudited Pro Forma Combined Financial
                     Statements

          (c)  Exhibits.

               10 Purchase Agreement as of May 29, 2001 by and among Legg Mason, Inc., Carnes Capital Corporation, Private Capital Management, L.P., PCM-G.P., Inc., MCC-PCM, Inc., Miles C. Collier, Bruce S. Sherman, and Gregg J. Powers (incorporated by reference to Legg Mason's Form 10-Q for the quarter ended June 30, 2001)
               23.1  Consent of PricewaterhouseCoopers LLP, independent
                     accountants
               23.2  Consent of KPMG LLP, independent accountants
               99.1 Audited Combined Financial Statements of Private Capital Management, Inc. and Affiliates (A Carve-Out Entity), as of and for the six months ended June 29, 2000
               99.2 Audited Combined Financial Statements of Private Capital Management, L.P. and Affiliates (A Carve-Out Entity), as of and for the six months ended December 31, 2000
               99.3 Audited Financial Statements of Carnes Capital Corporation, as of and for the year ended December 31, 2000
               99.4 Unaudited Combined Financial Statements of Private Capital Management, L.P. and Affiliates (A Carve-Out Entity) as of and for the six months ended June 30, 2001
               99.5 Unaudited Consolidated Financial Statements of Carnes Capital Corporation and Subsidiary as of and for the six months ended June 30, 2001
               99.6  Unaudited Pro Forma Combined Financial Information
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                                 SIGNATURES



          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   LEGG MASON, INC.



Date:  August 15, 2001             By: /s/ Robert F. Price
                                      --------------------------------------
                                      Robert F. Price
                                      Senior Vice President, General Counsel and
                                      Secretary
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                                 EXHIBIT INDEX


Exhibit
-------

10 Purchase Agreement dated as of May 29, 2001 by and among Legg Mason, Inc., Carnes Capital Corporation, Private Capital Management, L.P., PCM-GP, Inc., MCC-PCM, Inc., Miles C. Collier, Bruce S. Sherman, and Gregg J. Powers (incorporated by reference to Legg Mason's Form 10-Q for the quarter ended June 30, 2001)

23.1           Consent of PricewaterhouseCoopers LLP, independent accountants

23.2           Consent of KPMG LLP, independent accountants

99.1 Audited Combined Financial Statements of Private Capital Management, Inc. and Affiliates (A Carve-Out Entity), as of and for the six months ended June 29, 2000

99.2 Audited Combined Financial Statements of Private Capital Management, L.P. and Affiliates (A Carve-Out Entity), as of and for the six months ended December 31, 2000

99.3 Audited Financial Statements of Carnes Capital Corporation, as of and for the year ended December 31, 2000

99.4 Unaudited Combined Financial Statements of Private Capital Management, L.P. and Affiliates (A Carve-Out Entity), as of and for the six months ended June 30, 2001

99.5 Unaudited Consolidated Financial Statements of Carnes Capital Corporation and Subsidiary as of and for the six months ended June 30, 2001

99.6           Unaudited Pro Forma Combined Financial Information